================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of Earliest Event Reported) May 29, 2002



                             Charming Shoppes, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



                                  Pennsylvania
                                  ------------
                 (State or Other Jurisdiction of Incorporation)



        000-07258                                         23-1721355
        ---------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


             450 Winks Lane
         Bensalem, Pennsylvania                             19020
         ----------------------                             -----
(Address of Principal Executive Offices)                  (Zip Code)



                                 (215) 245-9100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.  Other Events and Regulation FD Disclosure

     On May 29, 2002, Charming Shoppes, Inc. (the "Company") issued a press release announcing that it has called for redemption its Convertible Subordinated Notes due 2006 (the "Notes") issued pursuant to an Indenture between the Company and Wachovia Bank, National Association (formerly known as First Union National Bank). The redemption price is 102.500% of the principal amount of the Notes, plus accrued and unpaid interest thereon up to but not including the date of redemption. The Notes may be converted into shares of the Company's common stock until the close of business on June 27, 2002 at a conversion price of $7.46. The Notes are being called for redemption on June 28, 2002.

     The full text of the press release is as follows:

               Charming Shoppes, Inc. Calls for Redemption of its
                     Convertible Subordinated Notes due 2006
                     ---------------------------------------

     Bensalem, PA--May 29, 2002--Charming Shoppes, Inc. (Nasdaq: CHRS) today announced that it has called for redemption its Convertible Subordinated Notes due 2006 (the "Notes") issued pursuant to an Indenture between the Company and Wachovia Bank, National Association (formerly known as First Union National
Bank), as trustee. The redemption price is 102.500% of the principal amount of the Notes, plus accrued and unpaid interest thereon up to but not including the date of redemption. There is currently $96,024,000 in principal amount of the Notes outstanding.

     The Notes have a maturity date of June 15, 2006 and may be converted into shares of the Company's common stock at a conversion price of $7.46. The Notes are being called for redemption on June 28, 2002. The right to convert the Notes into shares of the Company's common stock will expire at the close of business on June 27, 2002.

     Charming Shoppes, Inc. operates 2,415 stores in 48 states under the names LANE BRYANT(R), FASHION BUG(R), FASHION BUG PLUS(R), CATHERINE'S PLUS SIZES(R), ADDED DIMENSIONS(R), THE ANSWER(R), MONSOON(R)and ACCESSORIZE(R). Monsoon and Accessorize are registered trademarks of Monsoon Accessorize Ltd.


Contact: Charming Shoppes, Inc.
                  215-638-6955

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CHARMING SHOPPES, INC.
                                                      (Registrant)




Dated: May 29, 2002                              By: /S/ Eric. M. Specter
                                                     --------------------
                                                 Name: Eric M. Specter
                                                 Title: Executive Vice President